               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                ACTRADE INTERNATIONAL LTD.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                    [LOGO]

                          ACTRADE INTERNATIONAL, LTD.
          200 COTTONTAIL LANE, VANTAGE COURT SOUTH, SOMERSET, NJ 08873

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 4, 2000

To the Shareholders of
ACTRADE INTERNATIONAL, LTD.:

    The Annual Meeting of the Shareholders of Actrade International, Ltd., a Delaware corporation, will be held at the Company's offices located at 200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873 at 11:00 A.M., Eastern Standard Time, on Tuesday, April 4, 2000, for the following purposes:

        1. to elect six directors by the holders of shares of the Company's Common Stock for the terms indicated in the Proxy Statement attached hereto.

        2. to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

    The Board of Directors has fixed the close of business on February 23, 2000 as the record date for determination of stockholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of the Annual Meeting and to vote thereat, in person or by Proxy. Each share of Common Stock is entitled to one vote. The transfer books of the Company will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available to shareholders for any purpose germane to the Annual Meeting during ordinary business hours, from February 29, 2000 to April 4, 2000, at the Company's offices located at 200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873. A Proxy Statement and form of Proxy are enclosed herewith. The Company's Annual Report for the fiscal year ended June 30, 1999 had previously been mailed to shareholders.

                                          By Order of the Board of Directors,

                                          AMOS AHARONI
                                          AMOS AHARONI
                                          Chief Executive Officer

New York, NY
February 29, 2000

                             YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     [Logo]

                          ACTRADE INTERNATIONAL, LTD.
          200 COTTONTAIL LANE, VANTAGE COURT SOUTH, SOMERSET, NJ 08873
                       (212) 563-1036      (732) 868-3100

                           --------------------------
                                PROXY STATEMENT
                           --------------------------

                                  INTRODUCTION

    The enclosed Proxy is solicited on behalf of the Board of Directors of Actrade International, Ltd., a Delaware corporation (the 'Company'). The Proxy is solicited for use at the Annual Meeting of Stockholders of the Company to be held on April 4, 2000, at 11:00 a.m., local time, at 200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873, or any postponement or adjournment thereof. The Company's telephone is (732) 868-3100 or in New York
(212) 563-1036.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

    Every holder of record of shares of Common Stock, $0.0001 par value (the 'Shares'), of the Company at the close of business on February 23, 2000 (the 'Record Date') is entitled to notice of the Annual Meeting and to vote, in person or by proxy, one vote for each Share held by such holder. At the Record Date, the Company had 8,742,862 Common Shares outstanding, all of which were entitled to vote. There is no cumulative voting under the Company's Articles of Incorporation. A majority of such Shares will constitute a quorum for the transaction of business at the Annual Meeting. Approval of each of the proposals hereinafter described will require an affirmative vote of a majority of the Shares represented at the Meeting. The approximate date on which this Proxy Statement, accompanying Notice of Meeting and Proxy and the Company's Annual Report for the fiscal year ended June 30, 1999 (the 'Annual Report'), are first being mailed to shareholders is March 3, 2000.

    Any shareholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered at or prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy. Abstentions and Shares held of record by a broker or its nominee ('Broker Shares') that are voted on any matter are included in determining whether a quorum is present.

    All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted FOR the election of the Board nominees as specified in Proposal 1.

    In all cases, Shares with respect to which authority is withheld, abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast. For information on voting securities of the Company beneficially owned by management, see 'Security Ownership of Certain Beneficial Owners and Management' below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table set forth certain information about the Company's management and all persons known to own beneficially more than 5% of any class of voting securities as of the Record Date.

                                                                    NUMBER          PERCENT
        NAME AND ADDRESS                         TITLE OF CLASS   OF SHARES(1)     OF CLASS(1)
        ----------------                         --------------   ------------     -----------
NTS Corp.(2)                                     Common Shares      2,547,788        29.1%
P.O. Box 1301
Nevis Street, St. John
Antigua, West Indies
Mr. Amos Aharoni(2) ...........................  Common Shares    2,552,788(3)       29.2%
  2373 Broadway
  New York, NY 10024
Mr. Alexander C. Stonkus(4) ...................  Common Shares       10,000     less than 0.2%
  27 Crestview Drive
  Kendall Park, NJ 08824
Mr. Joseph D'Alessandris ......................  Common Shares        2,000(5)  less than 0.1%
  1422 Janet Place
  Wall, NJ 07719
Ms. Elizabeth Melnik(6) .......................  Common Shares       20,000     less than 0.3%
  53 Cedar Street
  Kings Park, NY 11754
Mr. John Woerner(7) ...........................  Common Shares        5,500     less than 0.1%
  435 Whitewood Road
  Englewood, NJ 07631
Mr. Harry Friedman(8) .........................  Common Shares        1,250     less than 0.1%
  52 Ravine Drive
  Matawan, NJ 07747
Mr. Robert Furstner(9) ........................  Common Shares       13,000     less than 0.2%
  843 Winyah Avenue
  Westfield, NJ 07090
Mr. Ronald Eubel(10) ..........................  Common Shares      634,244          7.3%
  c/o Eubel Brady & Suttman
  Asset Management, Inc.
  7777 Washington Village Dr.
  Dayton, Ohio 45459
Mr. Mark E. Brady(11) .........................  Common Shares      634,244          7.3%
  c/o Eubel Brady & Suttman
  Asset Management, Inc.
  7777 Washington Village Dr.
  Dayton, Ohio 45459
Mr. Robert J. Suttman(10)(11) .................  Common Shares      646,244          7.4%
  c/o Eubel Brady & Suttman
  Asset Management, Inc.
  7777 Washington Village Dr.
  Dayton, Ohio 45459
Mr. William Hazel(10)(11) .....................  Common Shares      552,744          6.3%
  c/o Eubel Brady & Suttman
  Asset Management, Inc.
  7777 Washington Village Dr.
  Dayton, Ohio 45459
Mr. Bernie Holtgreive(10)(11) .................  Common Shares      551,859          6.3%
  c/o Eubel Brady & Suttman
  Asset Management, Inc.
  7777 Washington Village Dr.
  Dayton, Ohio 45459

                                                  (table continued on next page)

(table continued from previous page)

                                                                    NUMBER           PERCENT
               NAME AND ADDRESS                  TITLE OF CLASS  OF SHARES(1)      OF CLASS(1)
               ----------------                  --------------  ------------      -----------
Eubel Brady & Suttman(10)(11) .................  Common Shares       551,744          6.3%
  Asset Management, Inc.
  7777 Washington Village Dr.
  Dayton, Ohio 45459
Richland SA ...................................  Common Stock        469,000          5.4%
  72 Weizzman Street
  Tel Aviv 62308
  Israel

---------

 (1) Percentage figures are based upon 8,742,862 Common Shares issued and outstanding as of the Record Date. However, such figure does not consider any issued and outstanding Warrants that have not yet been exercised.

 (2) Mr. Amos Aharoni controls the business of and is the sole officer and director of NTS Corporation, which is the Company's principal shareholder and is owned by the Aharoni Family Trust. By reason of his position with NTS Corp., Mr. Aharoni may be deemed to have a beneficial interest in the Shares owned by NTS Corporation. Apart from the shares owned by NTS Corporation Mr. Aharoni may be deemed the beneficial owner of 5,000 shares owned by members of his immediate family.

 (3) Mr. Aharoni has been issued by the Board of Directors various Warrants over the past several years some of which have been exercised and some of which remain outstanding. As of the date of this Proxy Statement, of the Warrants issued to Mr. Aharoni, there remain outstanding Warrants representing, in the aggregate, the right to purchase up to an additional 814,099 Shares at varying prices from $5.00 up to $19.50 per Share. In addition, as of the date of this Proxy Statement, the Company had issued Warrants to High Sunset Corp. representing, in the aggregate, the right to purchase up to an additional 533,102 Shares at varying prices from $11.37 up to $13.75 per Share. The Warrants issued to Mr. Aharoni and to High Sunset Corp. have been granted by the Board of Directors as additional bonus compensation in connection with the services of Mr. Aharoni and in recognition of the Company's performance, pursuant to Agreements between the Company and Mr. Aharoni and High Sunset Corp. Included therein are Warrants granted to Mr. Aharoni for his services as a Director of the Company. None of the Shares underlying such Warrants have been considered herein.

 (4) Mr. Alexander C. Stonkus owns 3,500 Shares directly and may be deemed to be the beneficial owner of the additional 6,500 Shares that are held in the name of a Custodian for his Individual Retirement Account. In addition, Mr. Stonkus has been issued Warrants by the Board of Directors representing, in the aggregate, the right to purchase up to 194,095 Shares, at various prices from $10.00 up to $14.37 per Share, pursuant to the terms of his employment agreement for fiscal 1998 and 1999 and a special bonus approved by the Board of Directors in October 1999 in recognition of the outstanding performance of Actrade Capital Inc. Also included therein are Warrants granted to Mr. Stonkus for his services as a Director of the Company.

 (5) Following the end of fiscal 1999, Mr. D'Alessandris was employed as the Company's Chief Financial Officer. Mr. D'Alessandris owns 2,000 Shares. In addition, pursuant to his employment agreement Mr. D'Alessandris was granted 10,000 Warrants, each representing the right to purchase one Share at an exercise price of $13.88. As of the date of this Proxy Statement, Mr. D'Alessandris owns an aggregate of 20,000 Warrants, which included a special bonus of 10,000 Warrants, each representing the right to purchase one Share at a price of $13.63, awarded to him by the Board of Directors in January 2000.

 (6) These Shares are owned jointly by Ms. Melnik and her husband. At various times during her employment by the Company, Ms. Melnik has been issued Warrants by the Board of Directors in
                                              (footnotes continued on next page)

(footnotes continued from previous page) recognition of her service to the Company. Of the Warrants issued, at the date of this Proxy Statement there remain outstanding Warrants representing, in the aggregate, the right to purchase up to 19,583 Shares at prices from $3.00 up to $14.30 per Share. Included therein are Warrants granted to Ms. Melnik for her services as a Director of the Company.

 (7) Mr. John Woerner, who currently serves as a director of the Company and as President of Actrade International, Corp., owns the Shares listed as a joint tenant with his wife. At various times during his employment by the Company, Mr. Woerner has been issued Warrants by the Board of Directors in recognition of his services to the Company. Of the Warrants issued, at the date of this Proxy Statement, there remain outstanding Warrants representing, in the aggregate, the right to purchase up to 11,166 Shares at prices from $12.87 up to $14.30 per Share. Included therein are Warrants granted to Mr. Woerner for his services as a Director of the Company.

 (8) Mr. Friedman may be deemed to have a beneficial interest in these Shares that are owned by his wife. Further, in consideration for his services to the Company as a Director, Mr. Friedman has been granted Warrants to purchase, in the aggregate, up to 16,166 Shares at various prices from $6.40 up to $14.30 per Share. None of these Warrants have been exercised.

 (9) Of the Shares listed, Mr. Furstner owns 7,000 Shares directly and may be deemed to have a beneficial interest in the remaining 6,000 Shares which are owned by members of his family. Like Mr. Friedman, in consideration for his services as a Director of the Company, Mr. Furstner has been granted Warrants to purchase, in the aggregate, up to 16,166 Shares at prices from $6.40 up to $14.30 per Share. Following the end of fiscal 1997, Mr. Furstner duly exercised 5,000 of the Warrants at a price of $6.40 per Share. The Shares he received are reflected herein.

(10) Each of Messrs. Eubel, Brady, Suttman, Hazel and Holtgreive are deemed to be beneficial owners of 551,744 Shares. All of these Shares are held by the Partnership or managed accounts over which they each have investment discretion.

(11) In addition to the beneficial ownership as discussed in Note 9 above, Mr. Suttman personally owns 12,000 Shares which were purchased separately by him for his own account; Mr. Hazel personally owns 450 Shares which were purchased separately by him for his own account and Mr. Holtgrieve personally owns 115 Shares which were purchased by him for his own account.

           INFORMATION REGARDING SPECIFIC PROPOSALS TO BE VOTED UPON

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    The Company's By-Laws provide that the number of directors shall be not more than nine and not less than three as shall be determined from time to time by the Board of Directors. The Company recommends the election of a slate of six directors as set forth below.

    Provided that a quorum is present, directors are elected by a plurality of the votes cast at an election. Each Director is elected for a term expiring at the Annual Meeting for fiscal 2000. All of the present nominees currently serve as Directors of the Company. Although each nominee presently intends to serve on the Board of Directors, if any nominee is unable or unwilling to serve, the Board of Directors may nominate another person in substitution for such nominee, in which case the persons named as proxies in the accompanying proxy card shall vote FOR the election of such substitute nominee for director.

    THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES.

    The following table sets forth, as to each of the nominees under Proposal 1, certain information as of the record date. Each nominee is a citizen of the United States of America except for Mr. Aharoni who is a citizen of Israel.

      NAME AND ADDRESS         AGE                 POSITION HELD                DIRECTOR SINCE
      ----------------         ---                 -------------                --------------
Amos Aharoni ................  54    Chief Executive Officer of the Company,    February 1991
  2373 Broadway                        Actrade S.A. and of Actrade Resources,
  New York, NY 10024                   Inc., and a Director.
Alexander C. Stonkus ........  40    President, and Chief Operating Officer of  January 6,
  27 Crestview Drive                   the Company; President of Actrade        1998
  Kendall Park, NJ 08824               Capital, Inc. and a Director.
Elizabeth Melnik ............  50    Secretary of the Company and each          November 1997
  53 Cedar Street                      Subsidiary and a Director.
  Kings Park, NY 11754
John Woerner ................  62    President of Actrade International Corp.   September 1991
  435 Whitewood Road                   and a Director.
  Cresskill, NJ 07627
Robert Furstner .............  66    Director of the Company                    August 1996
  843 Winyah Ave.
  Westfield, NJ 07090
Prof. Harry Friedman ........  72    Director of the Company                    August 1996
  52 Ravine Drive
  Matawan, NJ 07747

BIOGRAPHICAL INFORMATION FOR NOMINEES FOR DIRECTORS:

    Amos Aharoni was appointed Chief Executive Officer of the Company effective February 20, 1991. However, since inception of the Company in 1987, Mr. Aharoni served as the financial executive of the Company and its subsidiaries. Since 1987, Mr. Aharoni has been president of NTS Corporation, a foreign holding corporation. NTS Corporation is also the principal shareholder of the Company. Mr. Aharoni received his Bachelor of Arts Degree in Economics and Political Science from Hebrew University of Jerusalem in 1974. He moved permanently to the United States in 1985 and has been actively involved in all aspects of international trade since that time.

    Alexander C. Stonkus currently serves as President and Chief Operating Officer for the Company and also as President of Actrade Capital, Inc., a wholly owned subsidiary. He is also a director of the Company and each of its subsidiaries. Prior to joining Actrade, Mr. Stonkus served in various senior management positions with Elco Freight International, Inc., a full service shipping, customs broker, warehousing and distribution company. During his eight-year tenure with Elco, Mr. Stonkus served as General Manager for four years being promoted to Vice President and Chief Operating Officer in 1991. As COO of Elco, Mr. Stonkus was primarily responsible for strategic planning, budgetary and operating accountability and overall operations for 17 offices, of which 12 were added during his tenure as COO, and 250 employees. In 1995
Mr. Stonkus was promoted to Senior Vice President and COO of Elco where he assisted in the sale of Elco and several affiliated companies, certain of which he was instrumental in establishing while with Elco, to The Concord Group. From 1983 to 1987, Mr. Stonkus was employed as a Converter for Fabriyaz, a privately held textile conversion company for home furnishings, where he was principally responsible for purchasing, production, transportation and inventory control. Mr. Stonkus was also responsible for designing the computerization system for what had previously been a manually operated company, resulting in improved control and cost of inventory, accounting, customer services and sales.
Mr. Stonkus has served on the Board of Directors of various companies during his professional career. He graduated from The Pennsylvania State University in 1982 receiving a Bachelor of Science Degree in Finance.

    John Woerner has been a Vice President of Actrade International Corp., a wholly owned subsidiary of the Company, since September 1991. Effective
January 15, 1992, Mr. Woerner was appointed Vice President and a Director of the Company and in September, 1997 was appointed President of Actrade International Corp. Mr. Woerner has served as a Director of the Company since September 1991. From March 1987 until joining Actrade, Mr. Woerner was employed as Marketing Manager with Ad Auriema, Inc., a privately held import/export company headquartered in the New York metropolitan area. From December 1984 until March 1987, Mr. Woerner served as a General Manager of the Air Conditioning and Refrigeration Division for Connell Export Company, also a privately held export company located in New Jersey. From July 1978 until March 1987, he was a principal of Global Systems, Inc. a privately held import/export company which he founded with Mr. Schorr, also an officer of Actrade. From April 1965 through July 1978,
Mr. Woerner served as Vice President of Sillcox Air Conditioning & Refrigeration Corp., a privately held corporation located in New York City. Mr. Woerner is a licensed Professional Engineer in New York and New Jersey and is a member of the American Society of Heating, Refrigeration & Air Conditioning Engineers.
Mr. Woerner is a graduate of Lehigh University having received his Bachelors of Science Degree in Mechanical Engineering in 1959.

    Elizabeth Melnik was first employed by the Company as Controller in October 1993, having been promoted to Secretary of the Company as of November 1, 1996. From December 1991 until joining the Company, Ms. Melnik was employed as Financial Manager of Gainsborough Marketing Company, a privately held public relations/marketing firm located on Long Island, NY. From June 1989 until December 1991 Ms. Melnik served as Accounting/Office Manager for Scheine, Fusco, Brandenstein & Rada, the largest Workers Compensation Law Firm on Long Island, NY. Prior thereto, from May 1986, she served as director of Operations & Media for Futuristic Concepts in Advertising, a privately held advertising firm also located on Long Island NY. From February 1982 until May 1986, Ms. Melnik served as Financial Manager for The Guide Dog Foundation for the Blind, Inc., a not-for-profit corporation located in Smithtown NY. Ms. Melnik graduated from the State University of New York at Stonybrook in 1976 receiving her Bachelor of Arts Degree in Finance & Accounting.

    Robert E. Furstner has served as a director of the Company since August 1996. Mr. Furstner had been a senior level banking officer for over 25 years, having begun his banking career in 1968 as a Territory Assistant for the International Banking Division of Morgan Guaranty Trust Company in New York City. During his 5-year tenure at Morgan Guaranty Trust Co., Mr. Furstner was responsible for the administrative duties regarding the Bank's corporate and correspondent bank relationships in Germany, Switzerland, The Netherlands and Eastern Europe. Following his employment with Morgan Guaranty Trust Co., Mr. Furstner served a brief tenure (1973-1974) with Franklin National Bank in New York City where he continued in a similar capacity with Franklin's International Banking Department with his primary area of responsibility including Germany, Switzerland, Austria and the Benlux Countries. In 1974 Mr. Furstner joined European American Bank in New York City as Assistant Treasurer/Assistant Vice President (from 1974-1979) rising to the position of Vice President/Group Head which he held from 1979 until leaving European American Bank in 1987. His duties at European American Bank primarily involved international credit and bank operations. During his tenure Mr. Furstner was charged with the management of a geographical area comprising of the Great Britain, The Netherlands, the Nordic Countries, Eastern Europe, Yugoslavia and Israel. He was directly involved in export and project financing, both with and without Eximbank (the Export-Import Bank of The United States) participation and was actively involved in the implementation of the bank's lending strategies in order to reduce exposure in high risk countries. Mr. Furstner was also a participant in the re-scheduling of Polish, Romanian and Yugoslavian international debt. After 1987, until his retirement in late 1995, Mr. Furstner served with Banco Portugues do Atlantico, New York City Branch, where he was charged with implementing the bank's lending strategies for trade financing with special emphasis on promoting and selling EXIMBANK's CGF program in the Southern Hemisphere. Mr. Furstner was educated in The Netherlands and holds a European degree equivalent to a bachelors degree in business administration and foreign languages.

    Harry Friedman has served as director of the Company since August 1996. Professor Friedman is presently self-employed as a management consultant and investment advisor for emerging companies seeking growth through venture capital financing and/or acquisitions. Professor Freidman has also served on the board of directors for diverse companies over the years, including having been an advisor to the board of directors of Tofutti, Inc. a publicly held food company. Currently he holds a seat on the Board of Directors of Neighborhood Electric Vehicle Company and is on the Board of Advisors of Axxexs Capital, Inc. (formerly Princeton Capital), a public holding company. Professor Friedman has taught various courses for the Graduate Business School and Executive Program at New York University on 'Venture Capital Financing' and 'Mergers and Acquisitions.' He has also taught at a number of universities both in the United States and abroad (including Iran and Japan), has lectured on small business and innovative entrepreneurship under the USIA auspices in Tanzania and Zimbabwe, and has made exploratory trips to China and over 100 other countries as part of his missionary efforts to promote the value of emerging company concepts. His education at the University of California, Los Angeles; the University of Chicago; the University of Wisconsin; and New York University has ranged from mathematics to economics to finance. Professor Friedman has also authored and co-authored several published articles on mergers and acquisitions, one of which now appears as a chapter in the 'Handbook for Corporate Controllers.' Professor Friedman has also served as president of an investment advisory firm and has appeared as a guest panelist on various financial television programs.

                    CERTAIN MATTERS RELATING TO THE COMPANY
                         AND ITS OFFICERS AND DIRECTORS

BOARD OF DIRECTORS AND COMMITTEES

    All directors hold office until the next annual shareholders meeting or until their death, resignation, retirement, removal, disqualification, or until their successors have been elected and qualified. Vacancies in the Board may be filled by majority vote of remaining directors. Officers of the Company serve at the will of the Board of Directors, subject to the terms of employment agreements as discussed below. There is no Executive Committee of the Board of Directors. Election to the Board of Directors is for a period of one year and elections are held at the Company's Annual Meeting of Shareholders. The Board of Directors has regular meetings once a year, after the Annual Meeting of Shareholders, for the purpose of appointing the officers of the Company for the ensuing year. There are no family relationships between the officers and directors.

    During the fiscal year ended June 30, 1999 the Board of Directors met on four (4) occasions. All Directors attended all meetings. The Board of Directors has established a Compensation Committee to act upon all compensation matters for management. Effective August 22, 1996, the Company established an Audit Committee which, together with the Company's independent auditors, reviews matters relating to the scope and plan of the audit, the adequacy of internal controls and the preparation of financial statements, and reports and makes recommendations to the Board of Directors with respect thereto. Messrs. Aharoni, Furstner and Friedman serve on the audit committee. The audit committee had one meeting in fiscal 1999. The Company does not have a nominating committee.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth information relating to remuneration received by officers and directors as of June 30, 1999, the end of the Company's most recent fiscal year. In addition, the discussion below indicates the compensation agreements for fiscal 2000:

                                 ANNUAL COMPENSATION(1)               LONG TERM
                                -------------------------           COMPENSATION             ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR    SALARY     BONUS       RESTRICTED STOCK AWARDS      COMPENSATION
---------------------------     ----    ------     -----       -----------------------      ------------
Amos Aharoni, CEO(2)(3).......  1999   $146,154                  386,671 Warrants(5)(8)        $7,405(4)
                                1998   $ 86,823                  323,312 Warrants(5)(8)        $9,975(4)
Alexander C. Stonkus, COO.....  1999   $110,479   $55,000         42,500 Warrants(5)(6)        $4,249(7)
                                1998   $ 80,288                   22,500 Warrants(5)(6)        $-0-
John Woerner, Vice Pres.......  1999   $ 56,336   $39,519(9)       2,500 Warrants(5)           $2,328(7)
                                1998   $ 80,578   $28,723(9)       2,500 Warrants(5)           $7,413(7)
Elizabeth Melnik, Secretary...  1999   $ 52,280                    2,500 Warrants(5)
                                1998   $ 52,094                    6,000 Warrants(5)           $  107
Harry Friedman................  1999   $ -0-                       5,000 Warrants(5)           $2,100(10)
                                1998   $ -0-                       5,000 Warrants(5)           $  250(10)
Robert E. Furstner............  1999   $ -0-                       5,000 Warrants(5)           $1,000(10)
                                1998   $ -0-                       5,000 Warrants(5)           $  250(10)

                                                        (footnotes on next page)

(footnotes from previous page)

 (1) The Company has varying compensation arrangements with its executive officers as more particularly described below. It should be noted that the figures listed as 'salary' include both base salary and earned commissions, but not annual bonus amounts, if any, which are listed separately under the 'bonus' column.

 (2) Mr. Aharoni serves as an employee of the Company until December 31, 1998. Beginning January 1, 1999 the Company continued to retain his services in the same capacities as before pursuant to an Executive Services Agreement with High Sunset Corp., a personal service corporation for Mr. Aharoni. The terms of Mr. Aharoni's engagement remain the same except that the management fee payable to High Sunset Corp. was increased to $200,000 per year, plus the quarterly bonus. All other benefits that Mr. Aharoni had previously received from the Company were terminated. The amount set forth herein includes $46,154 that had been paid to Mr. Aharoni as salary through December 31, 1998 with the balance of $100,000 representing management fees paid after January 1, 1999.

 (3) In addition to serving as Chief Executive Officer of the Company, Mr. Aharoni also serves as a Director of the Company and each of its subsidiaries.

 (4) The amount set forth herein includes amounts paid by the Company for both the insurance premiums on Mr. Aharoni's automobile, and for health insurance premiums for Mr. Aharoni and his family through December 31, 1998.

 (5) Beginning in January 1997, the Board of Directors approved the issuance of Warrants to the Company's directors in lieu of compensation. Each Director who was also an officer of the Company or any of its subsidiaries received 2,500 Warrants and the Company's two independent Directors received 5,000 Warrants each. In January 1998 and again in February 1999, the Board approved a similar issuance of Warrants to the Company's directors in lieu of cash compensation for each of those fiscal years.

 (6) Also includes Warrants issued to Mr. Stonkus pursuant to his employment agreement with the Company.

 (7) This amount includes payments made by the Company for health insurance premiums on behalf of the officer and his family. Also, with respect to Mr. Woerner, for fiscal 1999, this amount includes $1,000 paid as an expense reimbursement for his attendance at two meetings of the Board of Directors after his change in status in January 1999.

 (8) Pursuant to Mr. Aharoni's employment agreement, and the Executive Service Agreement with High Sunset, Inc., Mr. Aharoni has elected to receive performance bonuses in the form of Warrants to purchase shares of the Company's Common Stock. Neither the Warrants nor the underlying shares of Common Stock are registered under the Securities Act of 1933.

 (9) This amount represents the bonus earned by Mr. Woerner. However, for fiscal 1999, Mr. Woerner's compensation changed in January 1999. Commencing in January 1999, Mr. Woerner's compensation was exclusively in the form of commissions earned with no base salary. The amount listed for fiscal 1999 includes all payments made to Mr. Woerner commencing in January 1999.

(10) Mr. Friedman and Mr. Furstner are currently reimbursed the sum of $250 for each meeting attended during the year. No reimbursement is paid to directors who are also employees of the Company. In addition, Mr. Friedman received an additional $1,100 in connection with certain additional services performed by him at the request of the Board of Directors.

                              -------------------

    Mr. Alexander C. Stonkus has been employed by the Company since August 18, 1997. Effective July 1, 1998 the Company renewed Mr. Stonkus' employment agreement for a two year period. Under the new Agreement Mr. Stonkus will receive an annual base salary of $105,000 per year (subject to an automatic 5% increase in the second year of his Agreement) and has been granted additional Warrants as part of his compensation package. Effective July 1, 1999, Mr. Stonkus' base salary was increased to

$150,000 per year. In addition, pursuant to this new agreement, Mr. Stonkus was awarded 40,000 Warrants, each representing the right to purchase one Share at a price of $12.02.

    Mr. Woerner became an officer and employee of the Company as of September 6, 1991 and had been employed pursuant to a written employment agreement until February 1, 1999. Effective February 1, 1999, Mr. Woerner's status as an employee of the Company was terminated and he continued to oversee the operations of International as an independent consultant. His compensation under this new arrangement is based upon commissions only, with no base salary, bonuses, etc., equal to 50% of International's gross profits (equal to gross sales less cost of sales less financing costs actually incurred).

    The Company has a 401(k) plan that is available to all eligible employees who have been employed by the Company for more than six months. Entrance dates into the plan are the first of July and January of each year. The Company will contribute $0.50 for each dollar contributed by an employee up to a maximum of 3% of the employee's gross salary.

    Except as herein above described, the Company has no other employment contracts or benefit plans. Further, it has no retirement, pension, profit sharing, insurance or medical reimbursement plan covering its officers or directors.

    During fiscal 1999, ended June 30, 1999, none of the Company's Directors received any compensation for serving as Directors of the Company, except for the grant of certain Warrants to purchase Common Shares as discussed above. During such period, the Company had two non-employee Directors (i.e. Messrs. Furstner and Friedman) serving on its Board, both of whom were appointed to the Board of Directors to fill existing vacancies on August 22, 1996. In the future, the Company may pay Directors a fee for attending Board meetings. At present no such fees are payable to Directors except for reimbursement of actual out-of-pocket expenses incurred by such Directors in connection with their attendance at meetings.

    The foregoing information is provided by the Board of Directors of the Company.

                              GENERAL INFORMATION

I. PERFORMANCE GRAPH

    The Graph presented on the next page compares the total annual return of the Company's Common Shares, the NASDAQ Composite Index for the five years ended June 30, 1999 and for a 'peer group' for the same period based upon a $100 investment made on June 30, 1994.

                                 COMPARISON OF
                       FIVE-YEAR CUMULATIVE TOTAL RETURNS



                              [PERFORMANCE GRAPH]

                       06/30/94      06/30/95      06/28/96      06/30/97     06/30/98      06/30/99
                       --------      --------      --------      --------     --------      --------
ACRT                   100.00         86.67        246.67        740.00       813.33        683.36
NASDAQ COMPOSITE       100.00        133.43        171.31        208.34       274.31        393.43
NASDAQ FINANCIAL       100.00        114.33        148.88        218.04       283.53        293.84

II. 1999 ANNUAL REPORT ON FORM 10-K

    THE COMPANY HAS PREVIOUSLY MAILED, COPIES OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1999 TO THE HOLDERS OF ITS COMMON SHARES AS OF THE END OF THE FISCAL YEAR. The Company will provide without charge to each holder of Common Shares as of the Record Date, a copy of the Company's Form 10-K, Annual Report. Additional copies may be obtained by any shareholder by written request addressed to Mr. Jonathan Fichman, Investor Relations, at Actrade International, Ltd., 200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873.

III. COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') requires the Company's directors and executive officers, as well as persons who own more than 10% of a registered class of the Company's equity securities (the 'Reporting Person'), to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC. Such Reporting Persons are also required by SEC regulations to furnish the Company with copies of all such reports that they file.

    The Company has been registered pursuant to Section 12 of the Securities Exchange Act of 1934 since September 23, 1990 and, by reason thereof, all officers, directors and 10% or more shareholders of the Company became obligated to file Forms 3, 4 and 5, describing the ownership of securities in the Company and any changes thereto, as they may apply, since that date. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and representations made to the Company, no other reports were required, during and with respect to the fiscal year ended June 30, 1999, all Reporting Persons have timely complied with all filing requirements applicable to them.

IV. STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

    To be considered for presentation to the Annual Meeting of Stockholders for fiscal 2000, a stockholder proposal must be received by the Company at its principal executive offices, 7 Penn Plaza, Suite 422, New York, NY 10001, on or before July 31, 2000.

V. OTHER MATTERS

    The cost of this Proxy Statement and related mailing to shareholders will be borne by the Company.

    The Board of Directors knows of no other matters, which will be presented at the Annual Meeting other than as set forth above.

                                          By Order of the Board of Directors,
                                          AMOS AHARONI
                                          AMOS AHARONI
                                          Chairman of the Board and
                                          Chief Executive Officer

February 29, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               APPENDIX 1
                               PROXY CARD
                          ACTRADE INTERNATIONAL, LTD.
          200 COTTONTAIL LANE, VANTAGE COURT SOUTH, SOMERSET, NJ 08873
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 4, 2000

To the Shareholders of
ACTRADE INTERNATIONAL, LTD.:

    The Annual Meeting of the Shareholders of Actrade International, Ltd., a Delaware corporation, will be held at the Company's offices located at 200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873 at 11:00 A.M., Eastern Standard Time, on Tuesday, April 4, 2000.

    The Board of Directors has fixed the close of business on February 23, 2000 as the record date for determination of stockholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of the Annual Meeting and to vote thereat, in person or by Proxy. Each share of Common Stock is entitled to one vote. The transfer books of the Company will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available to shareholders for any purpose germane to the Annual Meeting during ordinary business hours, from February 29, 2000 to April 4, 2000, at the Company's offices located at 200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873. A Proxy Statement and form of Proxy are enclosed herewith. The Company's Annual Report for the fiscal year ended June 30, 1999 had previously been mailed to shareholders.


New York, NY
February 29, 2000

                                 [LOGO]

                             PROXY SERVICES
                              P.O. BOX 4198
                          FARMINGDALE, NY 11735

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ACTINT   KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------
    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.               DETACH AND RETURN THIS PORTION ONLY


ACTRADE INTERNATIONAL LTD.

VOTE ON DIRECTORS

1. To elect six directors by the holders of the             FOR  WITHHOLD  FOR ALL    To withhold authority to vote, mark
   Company's Common Stock for the terms indicated            ALL    ALL     EXCEPT    "For All Except" and write the nominee's
   in the Proxy Statement attached hereto. The                                        number on the line below
   nominees are: 01) Amos Aharoni, 02) Prof. Harry
   Friedman, 03) Robert Furstner, 04) Elizabeth              [ ]    [ ]       [ ]     ---------------------------------------
   Melnik, 05) Alexandor C. Stonkus, 06) John Woerner



VOTE ON PROPOSALS

                                                                                       FOR   AGAINST   ABSTAIN
2. To transact such other business as may properly come before the meeting or
   any postponement or adjournment thereof.                                            [ ]      [ ]      [ ]

YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.


------------------------------------------     ---------------------------------

------------------------------------------     ---------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date     Signature (Joint Owners)     Date